Tidal ETF Trust N-CSRS

EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal ETF Trust for the period ended May 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Tidal ETF Trust for the stated period.

/s/ Eric W. Falkeis	/s/ Daniel Carlson
Eric W. Falkeis	Daniel Carlson
President/Principal Executive Officer,	Treasurer/Principal Financial Officer,
Tidal ETF Trust	Tidal ETF Trust

Dated:	8/3/2022	Dated:	8/3/2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.

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